FEBRUARY 23, 2011

                           TOUCHSTONE STRATEGIC TRUST

                         TOUCHSTONE MID CAP GROWTH FUND

            SUPPLEMENT TO PROSPECTUS DATED JULY 29, 2010, AS AMENDED
                                FROM TIME TO TIME

             NOTICE OF CHANGES TO THE TOUCHSTONE MID CAP GROWTH FUND

Effective February 23, 2011, TCW Investment Management Company ("TCW") will no longer be a sub-advisor to the Touchstone Mid Cap Growth Fund (the "Fund") and Westfield Capital Management Company, L.P. ("Westfield") will be the sole sub-advisor to the Fund.

Effective March 1, 2011, there will be a change to the advisory fee, principal investment strategy language and expense limitations of the Fund.

PLEASE REPLACE THE FEE TABLE IN THE PROSPECTUS WITH THE FOLLOWING FEE TABLE:

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the sections entitled "Choosing a Share Class" and "Other Purchase and Redemption Information" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                        Class A         Class B          Class C         Class Y
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
  Purchases (as a percentage of offering price)         5.75%           None             None            None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)            None            5.00%            1.00%           None
Wire Redemption Fee                                     Up to $15       Up to $15        Up to $15       None
-------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

-------------------------------------------------------------------------------------------------------------------
Management Fees(1)                                      0.73%           0.73%            0.73%           0.73%
Distribution and/or Service (12b-1) Fees                0.25%           1.00%            1.00%           None
Other Expenses                                          0.46%           0.58%            0.51%           0.46%
Total Annual Fund Operating Expenses                    1.44%           2.31 %           2.24%           1.19%
Fee Waiver and/or Expense Reimbursement(2)              0.01%           0.13%            0.06%           0.01%
Total Annual Fund Operating Expenses After Fee
  Waiver and/or Expense Reimbursement(3)                1.43%           2.18%            2.18%           1.18%
-------------------------------------------------------------------------------------------------------------------

(1) "Management Fees" have been restated to reflect that the Board of Trustees approved a change to the Fund's advisory fee schedule effective March 1, 2011. Under the previous fee schedule, the Fund paid 0.80%. Under the amended fee schedule, the Fund pays a fee of 0.75% of the first $500 million of average net assets, 0.70% of the next $500 million of average net assets and 0.65% on assets over $1 billion.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.43%, 2.18%, 2.18% and 1.18% for Class A shares, Class B shares, Class C shares and Class Y shares, respectively. This expense limitation will remain in effect until at least March 1, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders.

(3) Expenses shown above have been restated to reflect a change in the Fund's contractual fee waiver and will differ from the expenses reflected in the Fund's Annual Report for the fiscal year ended March 31, 2010.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        Assuming Redemption                    Assuming No
                         at End of Period                      Redemption
             Class A    Class B     Class C    Class Y     Class B     Class C
1 Year        $712        $721        $321       $120        $221        $221
3 Years      $1,003      $1,009       $695       $377        $709        $695
5 Years      $1,316      $1,323      $1,194      $653       $1,223      $1,194
10 Years     $2,199      $2,418      $2,570     $1,442      $2,418      $2,570

PLEASE REPLACE THE SECTION TITLED "THE FUND'S PRINCIPAL INVESTMENT STRATEGIES" WITH THE FOLLOWING LANGUAGE:

Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of mid cap U.S. companies. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. A mid cap company has a market capitalization between $1.5 billion and $12 billion or within the range of market capitalizations represented in the Russell Midcap Index (between $1.3 billion and $14 billion at the time of its most recent reconstitution on May 31, 2010) at the time of purchase. The Fund may also invest in companies in the technology sector.

The Fund invests primarily in stocks of domestic growth companies that the sub-advisor, Westfield Capital Management Company, L.P. ("Westfield"), believes have a demonstrated record of achievement with excellent prospects for earnings growth over a 1 to 3 year period. In choosing securities, Westfield looks for companies that it believes are reasonably priced with high forecasted earnings potential. The Fund will invest in companies that Westfield believes have shown above-average and consistent long-term growth in earnings and have excellent prospects for future growth. Westfield evaluates companies by using fundamental analysis of the company's financial statements, interviews with management, analysis of the company's operations and product development and consideration of the company's industry category.

Westfield generally will sell a security if one or more of the following occurs:

(1)   the predetermined price target objective is exceeded;

(2)   there is an alteration to the original investment case;

(3)   valuation relative to the stock's peer group is no longer attractive; or

(4)   better risk/reward opportunities may be found in other stocks.

The Fund may engage in frequent and active trading as part of its principal investment strategy.


              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.TouchstoneInvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                        TSF-54-TST-TEGAX-S4-1007